Investor Presentation | First Quarter 2025 Investor Presentation First Quarter 2025 Richard P. Smith, President & Chief Executive Officer Daniel K. Bailey, EVP & Chief Banking Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Investor Presentation | First Quarter 20252 Safe Harbor Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on us. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic, geopolitical, and other challenges and uncertainties, including those related to actual or potential policies and actions from the new U.S. administration, such as tariffs, and reciprocal actions by other countries or regions, significant volatility and disruptions in financial markets, a resurgence of inflation, increases in unemployment rates, increases in interest rates and slowing economic growth or recession in the U.S. and other countries or regions; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions or adverse regulatory findings affecting our ability to successfully market and price our products to consumers; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; the impacts of international hostilities, wars, terrorism or geopolitical events; risks related to the sufficiency of liquidity, including our ability to attract and maintain deposits; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events and their effects on our customers and the economic and business environments in which we operate; current and future economic and market conditions of the local economies in which we conduct operations; declines in housing and commercial real estate prices and changes in the financial performance and/or condition of our borrowers; the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the volatility of the stock market and its impact on our stock price and our ability to conduct acquisitions; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the ability to execute our business plan in new markets; our future operating or financial performance, including our outlook for future growth; changes in the level and direction of our nonperforming assets and charge-offs and the appropriateness of the allowance for credit losses; the effectiveness of us managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the impact of the 2023 cyber security ransomware incident, including the pending litigation, on our operations and reputation; the vulnerability of our operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom we contract, and our customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the emergence or continuation of widespread health emergencies or pandemics; potential judgments, orders, settlements, penalties, fines and reputational damage resulting from pending or future litigation and regulatory investigations, proceedings and enforcement actions; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” Section of TriCo’s Annual Report on Form 10-K for the year ended December 31, 2024, Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | First Quarter 20253 Executive Team Greg Gehlmann SVP General Counsel Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer John Fleshood EVP Chief Operating Officer Angela Rudd SVP Chief Risk Officer Judi Giem SVP Chief Human Resources Officer Jason Levingston SVP Chief Information Officer Peter Wiese EVP Chief Financial Officer Bret Funderburgh SVP Deputy Chief Credit Officer Scott Robertson SVP Head of Community Banking Scott Myers SVP Head of Wholesale Banking

Investor Presentation | First Quarter 20254 Select Recent Awards S&P Global Market Intelligence Top Community Bank with $3 billion to $10 billion in assets 2022, 2023 Grass Valley Union Best of Nevada County Awarded annually 2011-2023 Forbes Magazine America’s Best Banks 2024, 2025 Sacramento Business Journal Best Places to Work 2024 Sacramento Rainbow Chamber of Commerce Corporate Advocate of the Year 2024 California Farmworker Foundation Corporate Partner of the Year 2024 Chico Enterprise Record Readers’ Choice Best Bank Awarded annually 2019-2024 Gustine Press-Standard Best Bank 2023 Style Magazine Reader's Choice – Roseville, Granite Bay & Rocklin Awarded annually 2011-2024 California Black Chamber of Commerce Top Partner Award 2023 Chico News & Review Best Bank Awarded annually 2008- 2019, then 2022, 2023, 2024 Record Searchlight Best Bank in the North State 2015, 2016, 2018, 2022, 2023 Cen Cal Business Finance Group SBA-504 Lender of the Year 2023

Investor Presentation | First Quarter 20255 Most Recent Quarter Highlights  Pre-tax pre-provision ROAA and ROAE were 1.61% and 12.64%, respectively, for the quarter ended March 31, 2025, and 1.71% and 14.38%, respectively, for the same quarter in the prior year.  Our efficiency ratio was 60.4% for the quarter ended March 31, 2025, compared to 59.6% for the trailing quarter end and 57.4% for the quarter ended March 31, 2024. Operating Leverage and Profitability  Net interest margin (FTE) of 3.73% compared favorably to 3.68% from the same quarter of the prior year.  Average yield on earning assets (FTE) of 5.15% was 2 basis points higher than the 5.13% in the quarter ended March 31, 2024, but 7 basis points lower than the 5.22% in the quarter ended December 31, 2024.  Cost of interest-bearing liabilities for the quarter was 2.18%, or a 9 basis points decrease from 2.27% in the trailing quarter, and a 6 basis points decrease from the 2.24% for the quarter ended March 31, 2024.  The Company’s average cost of total deposits of 1.43% decreased 3 basis points from the trailing quarter. Net Interest Income and Margin  Loan balances increased $52.3 million or 3.1% (annualized) from the trailing quarter  Deposit balances increased $117.8 million or 5.8% (annualized) from the trailing quarter  Loan to deposit ratio was to 83.1% at March 31, 2024, compared to 83.7% in the trailing quarter  Average other borrowings decreased by $5.7 million to $89.5 million as compared to the trailing quarter; while on balance sheet liquidity increased by $163.3 million in the quarter, to $308.3 million as of March 31, 2025. Balance Sheet Management  Readily available and unused funding sources total approximately $4.1 billion and represent 50% of total deposits and 160% of total estimated uninsured deposits.  No reliance on brokered deposits or FRB borrowing facilities during 2025 or 2024 Liquidity  The allowance for credit losses to total loans was 1.88% at March 31, 2025 compared to 1.85% at December 31, 2024, as manageable credit migration was observed despite having net recoveries during the quarter.  With the allowance for credit losses representing more than 2.0x of non-performing assets and 1.88% of total loans, we believe that sufficient coverage has been created for a potentially volatile credit environment. Past due and non-performing loan levels remain substantially below peer averages. Credit Quality  Average non-interest-bearing deposits comprised 30.7% of average total deposits for the quarter.  Approximately a 50/50 split between consumer and business deposit dollars reflects a diversified client base.Diverse Deposit Base  All regulatory capital ratios continue to climb, with six successive quarters of increases  Maintained the quarterly dividend of $0.33  Approximately 740,000 shares remain authorized for repurchase  Tangible capital ratio of 9.9% at March 31, 2025, an increase from 8.9% at March 31, 2024, through the combined impacts of retained earnings and reduction in accumulated other comprehensive loss. Capital Strategies

Investor Presentation | First Quarter 20256 Company Overview Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $39.97 Market Cap.: $1.31 Billion Asset Size: $9.82 Billion Loans: $6.82 Billion Deposits: $8.21 Billion Bank Branches: 68 ATMs: 84 Bank ATMs, with access to ~ 40,000 in network Market Area: TriCo currently serves 31 counties throughout California * As of close of business March 31, 2025

Investor Presentation | First Quarter 20257 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 PPNR ($MM) $31.4 $30.2 $30.6 $31.9 $37.3 $40.9 $38.9 $37.5 $39.6 $36.6 $45.2 $55.3 $55.3 $53.2 $43.1 $46.2 $42.4 $42.0 $39.5 $39.6 $40.6 $39.0 Net Income ($MM) $22.9 $16.1 $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 $28.2 $20.4 $31.4 $37.3 $36.3 $35.8 $24.9 $30.6 $26.1 $27.7 $29.0 $29.1 $29.0 $26.4 Qtrly Diluted EPS $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.94 $0.67 $0.93 $1.12 $1.09 $1.07 $0.75 $0.92 $0.78 $0.83 $0.87 $0.88 $0.88 $0.80 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $0 $10 $20 $30 $40 $50 $60 Q tr ly E P S ( d ilu te d ) E a rn in g s (in M ill io n s) Positive Earnings Track Record March 2022 Acquired Valley Republic Bancorp ($1.4B assets) 2020 Elevated ACL Provisioning Associated with COVID Related Risks

Investor Presentation | First Quarter 20258 27% 41% 25% 29% 34% 38% 41% 2019 2020 2021 2022 2023 2024 2025 $0.74 $0.53 $1.13 $0.67 $1.07 $0.83 $0.80 $0.75 $0.25 $0.95 $0.93 $0.75 $0.87 $0.76 $0.59 $0.92 $1.12 $0.92 $0.88 $0.79 $0.94 $1.09 $0.78 $0.88 $3.00 $2.16 $3.94 $3.83 $3.52 $3.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 10.49% 7.18% 12.10% 11.67% 10.65% 9.57% 8.54% 2019 2020 2021 2022 2023 2024 2025 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.33 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.82 $0.88 $1.00 $1.10 $1.20 $1.32 $1.32 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 10% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 10 years 2025 values through the three months ended 3/31/2025, annualized where applicable

Investor Presentation | First Quarter 2025 Deposits 9

Investor Presentation | First Quarter 202510 4 1 .1 4 1 .2 4 2 .5 4 2 .0 4 0 .3 3 8 .0 3 5 .7 3 4 .8 3 2 .6 3 1 .8 3 1 .7 3 1 .5 3 0 .9 0 10 20 30 40 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 66 .4 69 .1 72 .1 76 .5 79 .5 80 .4 84 .0 87 .7 87 .7 86 .6 86 .5 87 .2 86 .5 0 20 40 60 80 100 120 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 Loans to Core Deposits (%) TCBK Peers Liability Mix: Strength in Funding Total Deposits = $8.21 billion 97.7% of Funding Liabilities Liability Mix 3/31/2025  Peer group consists of 99 closest peers in terms of total deposits, range $5.1 to 11.1 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits Non Interest- bearing Demand Deposits, 29.6% Interest-bearing Demand & Savings Deposits, 53.2% Time Deposits, 13.0% Borrowings & Subordinated Debt, 2.3% Other liabilities, 1.9%

Investor Presentation | First Quarter 202511 15.1% as % of Total Accounts, 84.9% $349 $327 $304 $224 $346 $492 $588 $697 $972 $1,035 $1,091 $1,123 $1,110 $4,783 $4,825 $4,674 $4,603 $4,443 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $3,583 $3,604 $3,678 $3,502 $3,237 $3,073 $2,858 $2,723 $2,600 $2,557 $2,548 $2,549 $2,539 $8,714 $8,757 $8,656 $8,329 $8,026 $8,095 $8,010 $7,834 $7,988 $8,050 $8,037 $8,088 $8,205 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Deposits: Strength in Cost of Funds Mix of Demand & Savings 49.7% as a % of Total Balances, 50.3% Cost of Deposits Noninterest-Bearing Demand - - - - - - - - - - - - - Int-Bearing Demand & Savings 0.04% 0.05% 0.07% 0.17% 0.39% 0.83% 1.17% 1.36% 1.46% 1.67% 1.74% 1.65% 1.64% Time Deposits 0.36% 0.26% 0.23% 0.32% 0.89% 2.21% 2.92% 3.38% 3.81% 4.17% 4.28% 4.12% 3.78% Total Deposits 0.04% 0.04% 0.04% 0.10% 0.25% 0.58% 0.86% 1.05% 1.21% 1.45% 1.52% 1.46% 1.43% Interest-bearing Deposits 0.06% 0.07% 0.08% 0.18% 0.43% 0.95% 1.36% 1.62% 1.83% 2.14% 2.23% 2.15% 2.06%

Investor Presentation | First Quarter 202512 $426 $530 $630 $904 $979 $1,041 $1,074 $1,063 2.76% 3.22% 3.63% 4.15% 4.31% 4.26% 4.05% 3.69% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Current Balance Weighted Average Rate Deposits: CD Balance and Maturity Composition * Note: Excludes CDARS; $46MM balance at 3/31/2025 * CD special as of March 31, 2025, subject to change CD Growth Balances in $ millions, balances and Wtd Avg Rates are as of period end CD Maturities $638 $338 $62 $26 3.89% 3.58% 3.04% 1.91% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $100 $200 $300 $400 $500 $600 <3 Months 3-6 Months 6-12 Months >12 Months Current Balance Wtd Avg Rate

Investor Presentation | First Quarter 202513 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 1.02% 1.25% 1.37% 1.55% 1.66% 1.66% 1.51% 1.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Current Balance Weighted Average Last Accrual Rate $1,300 $1,197 $921 $1,035 $103 <=0.01% 0.01% - 2.0% 2.0% - 3.0% 3.0% - 4.0% >4.0% Int-Bearing Demand & Savings by Wtd Avg Rate Deposits: Interest Bearing Demand and Savings Interest Bearing Demand and Savings Balances in $ millions, balances and Wtd Avg Rates are as of period end 1.55% 1.66% 1.66% 1.51% 1.50% 1.46% 1.67% 1.74% 1.65% 1.64% Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 WAR QTD Cost 16% cycle-to-date down beta on WAR of Int-Bearing Demand

Investor Presentation | First Quarter 2025 Loans and Credit Quality 1414

Investor Presentation | First Quarter 202515 $2,523 $2,760 $3,015 $4,022 $4,307 $4,763 $4,917 $6,450 $6,795 $6,769 $6,802 $6,743 $6,686 $6,769 $6,823 5.52% 5.32% 5.16% 5.24% 5.44% 5.02% 4.97% 4.86% 5.44% 5.79% 5.72% 5.82% 5.83% 5.78% 5.71% 3.00% 4.00% 5.00% 6.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Total Loans Loan Yield Loan Portfolio and Yield Trailing 10 years Trailing 5 quarters  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%.  Yield scaled to range of 3% to 6% in the visual  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized interest income for quarterly periods.

Investor Presentation | First Quarter 202516 $396 $473 $446 $250 $159 $170 $247 $193 $114 $121 $146 $260 $161 -$225 -$205 -$270 -$110 -$92 -$107 -$83 -$110 -$83 -$137 -$113 -$170 -$69 $4 $33 $42 -$4 -$94 $36 $22 -$24 -$41 -$86 -$11 -$43 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff  Outstanding Principal in Millions, excludes PPP and Credit Card balances  $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets and facilitated both NII and NIM expansion. Slower pace of originations commensurate with market rate changes, liquidity management, and NIM preservation. Q4’24 and Q1’25 originations outpaced prior year Q4’23 and Q1’24, respectively.

Investor Presentation | First Quarter 202517 Diversified Loan Portfolio  Dollars in millions, Net Book Value at period end, excludes LHFS;  Auto & other includes Leases; Commercial & Industrial includes Municipality Loans. Retail 24% Office 21% Hotel/Motel 14% Light Industrial 9% Mixed Use - Retail 7% Other (22 Types) 25% CRE Non-Owner Occupied by Collateral Type Gas Station 19% Light Industrial 18% Office 15% Retail 10% Warehouse 9% Other (17 Types) 29% CRE Owner Occupied by Collateral Type

Investor Presentation | First Quarter 202518 Office RE Collateral Graph circle size represent total loan Commitments in the Region; regional assignment based upon ZIP code of collateral California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type

Investor Presentation | First Quarter 202519 72% 58% 80% 61% 76% 77% 45% 51% 27% 39% 20% 39% 24% 20% 54% 42% 1% 3% 0% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Distribution by LTV (1) LTV Range CRE Non-Owner Occupied by Collateral Type (1) LTV as of most recent origination or renewal date

Investor Presentation | First Quarter 202520 $2,376 $2,240 $1,031 $987 $371 $343 $447 $544 $991 $982 $856 $886 $301 $353 $410 $415 $50 $71 $170 $143 $49 $63 $658 $668 $662 $663 $66 $70 $233 $324 $154 $139 $7 $8 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 1Q-2025 1Q-2024 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 20252024202320222021202020192018201720162015201420132012<2012 Private Balance (MM) Unfunded (MM) WA Rate Unfunded Loan Commitments HELOCs – by vintage, with weighted avg. coupon (8.15% total WAC)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards 6.47% 8.50%8.66% 8.14%7.79%7.95%8.02%8.32%8.35%8.41%8.17%7.96%7.78%7.84%7.94%

Investor Presentation | First Quarter 202521 $139 $34 $44 $61 $18 $14 $26 $13 $69 $99 $109 $65 $45 $67 $54 $15 $17 $179 58% 24% 40% 57% 21% 21% 64% 42% 28% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Retail Trade Other (14 Categories) Outstanding (mln) Unfunded (mln) $448 $476 $509 $544 $527 $550 $574 $560 $523 $521 $443 $437 $417 $552 $547 $603 $593 $628 $653 $647 $670 $663 $686 $722 $613 $649 45% 47% 46% 48% 46% 46% 47% 46% 44% 43% 38% 42% 39% 4.46% 5.12% 6.11% 6.79% 7.31% 7.60% 7.89% 7.88% 8.00% 7.99% 7.69% 7.33% 7.36% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 1Q-2022 2Q-2022 3Q-2022 4Q-2022 1Q-2023 2Q-2023 3Q-2023 4Q-2023 1Q-2024 2Q-2024 3Q-2024 4Q-2024 1Q-2025 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR C&I Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions)  Utilization has remained stable throughout the rising rate environment  C&I yields are generally tied to changes in the Prime Rate.  Paired with treasury management services, C&I customers will be a continued source of fee income and deposits. C&I Utilization by NAICS Industry: 1Q-2025

Investor Presentation | First Quarter 202522 $518 $548 $581 $605 $575 $612 $698 $705 $668 $661 $588 $590 $562 $626 $612 $650 $637 $689 $727 $709 $736 $734 $802 $826 $709 $758 45% 47% 47% 49% 45% 46% 50% 49% 48% 45% 42% 45% 43% 4.45% 5.16% 6.18% 6.82% 7.31% 7.61% 7.87% 7.82% 7.88% 7.87% 7.58% 7.20% 7.18% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 1Q-2022 2Q-2022 3Q-2022 4Q-2022 1Q-2023 2Q-2023 3Q-2023 4Q-2023 1Q-2024 2Q-2024 3Q-2024 4Q-2024 1Q-2025 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR C&I and Ag Production Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) C&I and Ag Production Utilization by NAICS Industry: 1Q-2025 Tree Nut Farming 36% Dairy 17%Post Harvest 10% Beef Cattle 9% Fruit & Tree Nut 8% Rice Farming 6% Other 14% Agriculture NAICS Segments $139 $34 $44 $61 $18 $15 $26 $76 $151 $99 $109 $65 $45 $67 $56 $15 $181 $122 58% 24% 40% 57% 21% 21% 64% 30% 55% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Other (14 Categories) Agriculture Outstanding (mln) Unfunded (mln)

Investor Presentation | First Quarter 202523 $896 $598 $539 $665 $687 $713 $219 8.11% 5.44% 4.36% 5.03% 5.40% 5.86% 5.65% 6.89% 7.04% 6.66% 6.84% 6.57% 6.83% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 03/31/2025 Fixed 37% Adjustable 50% Floating 13%  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 03/31/2025 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime $3,421MM Adjustable, predominantly benchmarked to 5 Year Treasury 63% Adjustable + Floating Loan Yield Composition: Adjustable and Floating Rate

Investor Presentation | First Quarter 202524 $3,358 $3,421 $96 ($25) ($7) 12/31/2024 Originations Payoffs Paydowns 3/31/2025 $3,254 ($215) ($41) $3,421 $423 3/31/2024 Originations Payoffs Paydowns 3/31/2025 Adjustable Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of Draws on existing loans  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees 4.80% WAR Scaled to $3,200MM Scaled to $2,600MM 5.00% WAR Year-over-year change Quarter-over-quarter change 5.28% WAR 5.21% WAR 6.47% 5.90% 5.28% WAR 6.48% 5.65% 5.00% 5.21% 5.28% 4.80% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 Adj Rate Loans WAR

Investor Presentation | First Quarter 202525  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate, or WAR) as of 03/31/2025 and based upon outstanding principal Loan Yield Composition: Fixed Rate Loans Fixed 37% Adjustable 50% Floating 13% $2,516MM total Fixed 4.87% Wtd Avg Rate $179 $381 $436 $896 $126 $99 $399 $6 $15 $7 $37 $25 $16 $375 5.31% 5.33% 5.46% 4.60% 4.33% 5.90% 4.12% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 - 1 Years 1 - 3 Years 3 - 5 Years 5 - 10 Years 10 - 15 Years 15 - 20 Years > 20 Years All Fixed SFR 1-4 All WAR

Investor Presentation | First Quarter 202526 $2,520 $2,516 $41 ($23) ($21) 12/31/2024 Originations Payoffs Paydowns 3/31/2025 $2,592 $2,516 $178 ($121) ($134) 3/31/2024 Originations Payoffs Paydowns 3/31/2025 Fixed Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of draws on existing loans within period  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Year-over-year change Quarter-over-quarter change Scaled to $2,400MM Scaled to $2,400MM 4.72% WAR 4.87% WAR 4.82% WAR 5.10% Includes principal amortization as well as transfers of loans out of construction 4.87% WAR 6.61% 5.70% 4.72% 4.82% 4.87% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% $2,400 $2,450 $2,500 $2,550 $2,600 $2,650 Fixed Rate Loans WAR 7.06%

Investor Presentation | First Quarter 202527 $394 $4,878 $1,022 ($3,237) $125,366 $128,423 ACL 12/31/2024 Charge Offs & Recoveries Specific Reserve Changes Portfolio Growth/Mix Reserve Rate Changes ACL 3/31/2025 $120,000 $122,000 $124,000 $126,000 $128,000 $130,000 $132,000 Allowance for Credit Losses  Increases in reserves attributed to incremental migration of previously identified criticized credits  Reduced reserve rates due to improvements in general economic factors  Gross charge-offs $0.374 million  Gross recoveries $0.768 million 1.85% of Total Loans 1.88% of Total Loans  Growth driven by CRE and Construction segments  Offset by declines in C&I and Ag Scaled to reflect $120MM Drivers of Change under CECL

Investor Presentation | First Quarter 202528 Allowance for Credit Losses Allocation of Allowance by Segment

Investor Presentation | First Quarter 202529 Risk Grade Migration Zero balance in Doubtful and Loss 2.0%1.7%1.8%1.6%1.1% 1.6%1.6%1.6%1.5% 1.6% 14.4%14.5%14.0% 13.3%13.8% Pass, 82.0% Pass, 82.2%Pass, 82.6%Pass, 83.6% Pass, 83.5% 0.0% 20.0% 1Q-20254Q-20243Q-20242Q-20241Q-2024 Watch Special Mention Substandard

Investor Presentation | First Quarter 202530 0.40% 0.32% 0.35% 0.37% 0.35% 0.44% 0.48% 0.58% 0.39% 0.48% 0.53% 0.53% 0.55% 0.57% 0.60% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 TCBK Peers 312% 389% 381% 363% 377% 297% 284% 234% 22 4% 19 1% 18 9% 17 4% 16 7% 17 2% 16 4% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 TCBK Peers Asset Quality  Peer group consists of 99 closest peers in terms of asset size, range $6.2-13.4 Billion, source: BankRegData.com  NPAs as presented are net of guarantees, NPLs as presented are not adjusted for guarantees.  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Over the past two years, total non- performing assets, past due loans, and coverage ratio have remained better than peers. Non-Performing Assets as a % of Total Assets Coverage Ratio: ACL as % of Non-Performing Loans include past due 30+ as % of loans 0.04% 0.06% 0.10% 0.06% 0.14% 0.09% 0.07% 0.18% 0.40% 0.44% 0.54% 0.46% 0.49% 0.49% 0.48% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 TCBK Peers Past Due 30-89 as a % of Total Loans

Investor Presentation | First Quarter 2025 Financials 3131

Investor Presentation | First Quarter 202532 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | First Quarter 202533 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | First Quarter 202534 1.43% 0.91% 1.43% 1.28% 1.19% 1.18% 1.09% 2019 2020 2021 2022 2023 2024 2025 1.94% 1.83% 1.91% 1.97% 1.87% 1.66% 1.61% 2019 2020 2021 2022 2023 2024 2025 59.7% 58.4% 53.2% 53.0% 55.8% 59.1% 60.4% 2019 2020 2021 2022 2023 2024 2025 4.47% 3.96% 3.58% 3.88% 3.96% 3.71% 3.73% 2019 2020 2021 2022 2023 2024 2025 Current Operating Metrics 2025 values through the three months ended 3/31/2025, annualized where applicable Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA

Investor Presentation | First Quarter 202535 10.6% 9.3% 9.2% 7.6% 8.8% 9.7% 9.9% 2019 2020 2021 2022 2023 2024 2025 15.1% 15.2% 15.4% 14.2% 14.7% 15.7% 15.8% 2019 2020 2021 2022 2023 2024 2025 13.3% 12.9% 13.2% 11.7% 12.2% 13.2% 13.3% 2019 2020 2021 2022 2023 2024 2025 14.4% 14.0% 14.2% 12.4% 12.9% 14.0% 14.1% 2019 2020 2021 2022 2023 2024 2025 Well Capitalized Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio 2025 values through the three months ended 3/31/2025, annualized where applicable

Investor Presentation | First Quarter 202536 Our Mission Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance.